                                                                   EXHIBIT 4.01O

                                    FORM OF
                          SUPPLEMENTAL TRUST INDENTURE
                                      FROM
                         NORTHERN STATES POWER COMPANY
                           (A WISCONSIN CORPORATION)

                                       TO
                             FIRSTAR TRUST COMPANY
               (FORMERLY KNOWN AS FIRST WISCONSIN TRUST COMPANY)
                                    TRUSTEE

                                 --------------

                            DATED

                                  -----------

                        SUPPLEMENTAL TO TRUST INDENTURE
                              DATED APRIL 1, 1947
                                      AND
                   SUPPLEMENTAL AND RESTATED TRUST INDENTURE
                              DATED MARCH 1, 1991

                               TABLE OF CONTENTS

                                 --------------

                                                                                                                             PAGE
Parties...................................................................................................................     1
Recitals..................................................................................................................     1
Form of Bond of Series due               .................................................................................     2
Form of Trustee's Certificate.............................................................................................     4
Further Recitals..........................................................................................................     4

                                                           ARTICLE I.
                                        SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY TO THE
                                                      LIEN OF THE INDENTURE

Section 1.01--        Grant  of certain property, including personal property  to comply with the Uniform Commercial Code,
                      subject to Permitted Encumbrances contained in Indenture............................................     5

                                                           ARTICLE II.
                                            FORM AND EXECUTION OF BONDS OF SERIES DUE

Section 2.01--        Terms of Bonds......................................................................................     6
Section 2.02--        Redemption of Bonds.................................................................................     6
Section 2.03--        Interchangeability of Bonds.........................................................................     7
Section 2.04--        Charges for exchange or transfer of Bonds...........................................................     7
Section 2.05--        Book-Entry System...................................................................................     7

                                                          ARTICLE III.
                            [Note: Provisions Relating to a Sinking Fund Will Be Omitted If a Sinking
                                    Fund is Not Established For a Particular Series of Bonds]
                                                          SINKING FUND

Section 3.01--  (a)   Sinking Fund established for bonds of Series due             .......................................     9
                (b)
                      Bonds delivered to Trustee equivalent to cash under Section 3.01(a).................................     9
                (c)
                      Permanent additions to the extent available as basis for issuance of bonds, equivalent to cash under
                      Section 3.01(a).....................................................................................    10
Section 3.02--  (a)   Moneys to be applied to purchase or redemption of bonds of Series due                ...............    10
                (b)
                      Bonds to be selected by lot.........................................................................    10
                (c)
                      Effect of deposit of moneys for redemption..........................................................    10
                (d)
                      Exchange of registered bonds for unredeemed balance of registered
                      bonds...............................................................................................    11
Section 3.03--        Bonds purchased or redeemed to be cancelled.........................................................    11

                                                           ARTICLE IV.
                                               APPOINTMENT OF AUTHENTICATING AGENT

Section 4.01--        Appointment of agent or agents for Bonds of Series due
                      ....................................................................................................    11
Section 4.02--  (a)   Qualifications of agents............................................................................    11
                (b)
                      Continuation of agent upon merger or consolidation..................................................    11
                (c)
                      Termination of successor agent......................................................................    11
                (d)
                      Compensation of agent...............................................................................    11
Section 4.03--        Form of alternate certificate of authentication.....................................................    12
Section 4.04--        Limit on location and number of agents..............................................................    12

                                                           ARTICLE V.
                                             FINANCING STATEMENT TO COMPLY WITH THE
                                                     UNIFORM COMMERCIAL CODE

Section 5.01--        Names and addresses of debtor and secured party.....................................................    12
Section 5.02--        Property subject to lien............................................................................    12
Section 5.03--        Maturity dates and principal amounts of obligations secured.........................................    12
Section 5.04--        Financing Statement adopted for all First Mortgage Bonds listed in Section 5.03.....................    12
Section 5.05--        Recording data for the Indenture....................................................................    13
Section 5.06--        Financing Statement covers additional series of First Mortgage Bonds................................    13

                                                           ARTICLE VI.
                                                          MISCELLANEOUS

Section 6.01--        Recitals of fact, except as stated, are statements of the Company...................................    13
Section 6.02--        Supplemental Trust Indenture to be construed as a part of the Indenture.............................    13
Section 6.03--  (a)   Trust Indenture Act to control......................................................................    13
                (b)
                      Severability of conditions contained in Supplemental Trust Indenture and Bonds......................    13
Section 6.04--        Word "Indenture" as used herein includes in its meaning the 1947 Indenture, as amended and  restated
                      by the Restated Indenture, and all indentures supplemental thereto..................................    13
Section 6.05--        References to either party in Supplemental Trust Indenture include successors or assigns............    14
Section 6.06--  (a)   Provision for execution in counterparts.............................................................    14
                (b)
                      Table of Contents and descriptive headings of Articles not to affect meaning........................    14
Schedule A................................................................................................................   A-1
Mortgagor's Receipt for Copy..............................................................................................   A-2

    SUPPLEMENTAL TRUST INDENTURE, made as of the    day of        ,     , by and
between NORTHERN STATES POWER COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Wisconsin, having its principal office in the City of Eau Claire in said State (herein called the "Company"), party of the first part, and Firstar Trust Company (formerly known as First Wisconsin Trust Company), a corporation duly organized and existing under and by virtue of the laws of the State of Wisconsin, having its principal office in the City of Milwaukee in said State, as Trustee (herein called the "Trustee"), party of the second part;

WITNESSETH:

    WHEREAS, the Company heretofore has executed and delivered to the Trustee its Trust Indenture made as of April 1, 1947 (herein referred to as the 1947 Indenture), whereby the Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed to the Trustee, and to its respective successors in trust, all property, real, personal, and mixed then owned or thereafter acquired or to be acquired by the Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Company in and by the provisions of the 1947 Indenture, to be held by said Trustee in trust in accordance with the provisions of the 1947 Indenture for the equal pro rata benefit and security of all and every of the bonds issued and to be issued thereunder in accordance with the provisions thereof; and

    WHEREAS, the Indenture (as defined below) provides that bonds may be issued thereunder in one or more series, each series to have such distinctive designation as the Board of Directors of the Company may select for such series; and

    WHEREAS, the Company has heretofore executed and delivered to the Trustee the following Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions, and agreements of the Indenture certain additional covenants, conditions, and agreements to be observed by the Company, created the following series of First Mortgage Bonds:

 DATE OF SUPPLEMENTAL
   TRUST INDENTURE                   DESIGNATION OF SERIES
- ----------------------  ------------------------------------------------
March 1, 1949           Series due March 1, 1979 (retired)
June 1, 1957            Series due June 1, 1987 (retired)
August 1, 1964          Series due August 1, 1994 (redeemed)
December 1, 1969        Series due December 1, 1999 (redeemed)
September 1, 1973       Series due October 1, 2003 (redeemed)
February 1, 1982        Pollution Control Series A (redeemed)
March 1, 1982           Series due March 1, 2012 (redeemed)
June 1, 1986            Series due July 1, 2016 (redeemed)
March 1, 1988           Series due March 1, 2018 (redeemed)
April 1, 1991           Series due April 1, 2021
March 1, 1993           Series due March 1, 2023
October 1, 1993         Series due October 1, 2003; and

    WHEREAS, the 1947 Indenture and all of the foregoing Supplemental Trust Indentures are referred to herein collectively as the "Original Indenture;" and

    WHEREAS, the Company heretofore has executed and delivered to the Trustee a Supplemental and Restated Trust Indenture, dated March 1, 1991 (the "Restated Indenture"), which in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture, amended and restated the Original Indenture; and

    WHEREAS, the Restated Indenture became effective and operative on October 1, 1993; and

    WHEREAS, the Original Indenture, the Restated Indenture and all trust indentures supplemental thereto, are referred to herein collectively as the "Indenture" and certain capitalized terms defined in Section 1.03 of the Restated Indenture are used with the same meanings herein; and

    WHEREAS, the Company is desirous of providing for the creation under the Indenture of a new series of bonds designated "First Mortgage Bonds, Series due
                  ," the bonds of said series to be issued as registered bonds without coupons in denominations of a multiple of $1,000, and the bonds of said series to be substantially in the following form:

                  (Form of Bonds of Series due               )
                         NORTHERN STATES POWER COMPANY
            (Incorporated under the laws of the State of Wisconsin)
                              First Mortgage Bond
                           Series due
No. ______________                                              $ ______________

    [Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]*

    NORTHERN STATES POWER COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Wisconsin (hereinafter called the Company), for value received, hereby promises to pay to ____________________________________ or registered assigns, at the office of
Firstar  Trust  Company,  at  Milwaukee, Wisconsin,  the  sum  of ______________
Dollars in lawful money  of the United States  of America, on  the       day  of
       ,      , and  to pay interest hereon from the  date hereof at the rate of per cent per annum, in like money, until the principal hereof becomes due and payable; said interest being payable to the person entitled to such interest at the office of Firstar Trust Company, in Milwaukee,
Wisconsin,  on the      day of      and on the      day  of        in each year;
provided that at the option of the Company payment of interest may be made by wire transfer to the person entitled thereto if such person has provided proper wire transfer instructions or by check mailed to the address of such person as such address shall appear in the bond register maintained by the Trustee; provided further that as long as there is no existing default in the payment of interest and except for the payment of defaulted interest, the interest payable
on any       or          will be paid to the person in whose name this bond  was
registered  at the close of business  on the record date (the           prior to
such       or the             prior to such          unless any such date is not
a business day, in which event it will be the next preceding business day).

    ["EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY, ANOTHER NOMINEE OF THE DEPOSITORY, A SUCCESSOR OF THE DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR".]*

    This bond is one of a duly authorized issue of bonds of the Company, known as its First Mortgage Bonds, of the series and designation indicated on the face hereof, which issue of bonds consists, or may consist, of several series of varying denominations, dates, and tenor, all issued and to be issued under and equally secured (except insofar as a sinking fund, or similar fund, established in accordance with

*This legend is to be included if the bonds are issued as a Global bond in book-entry form.

                                       3
the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated April 1, 1947 (the "1947 Indenture"), as supplemented by 12 supplemental trust indentures (collectively, the "Supplemental Indentures"), a Supplemental and Restated Trust Indenture dated March 1, 1991 (the "Restated Indenture") and a new supplemental trust
indenture  dated          ,     (the "New Supplemental Indenture"), all of which
instruments are herein collectively called the "Indenture", executed by the Company to Firstar Trust Company (herein called the Trustee), as Trustee. The Restated Indenture amends and restates the 1947 Indenture and certain of the Supplemental Indentures and became effective and operative on October 1, 1993. Certain capitalized terms defined in the Indenture are used with the same meanings herein. Reference is made to the Indenture for a complete description of its terms. Reference is hereby made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the registered holders of the bonds as to such security, and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the happening of a Completed Default as provided in the Indenture.

    With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the registered holders of the bonds, and the terms and provisions of the Indenture and of any instruments supplemental thereto may be modified or altered by affirmative vote of the registered holders of at least 66 2/3% in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds disqualified from voting by reason of the interest of the Company or of certain related persons therein as provided in the Indenture); provided that without the consent of all registered holders of all bonds affected no such modification or alteration shall permit the extension of the maturity of the principal of any bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest.

    The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal hereof and interest hereon and for all other purposes and shall not be affected by any notice to the contrary.

    [At the option of the Company, and upon not less than 30 days' notice prior to the date fixed for redemption, in the manner and with the effect provided in
the Indenture, any or all of the bonds of this Series due                 ,  may
be redeemed, other than for the Sinking Fund provided for bonds of this series, by the Company on any date by the payment of principal, the accrued interest to the date of redemption, and the applicable premium on the principal amount specified in the tabulation below under the heading "Regular Redemption
Premium,"  provided that no bond of  the Series due                   , shall be
redeemed (other than through said Sinking Fund) prior to                  ,  and
this bond is entitled to the benefits of and is subject to call for redemption at par for the Sinking Fund on December 1 of each year beginning
               , upon like notice and in the manner and with the effect provided in the Indenture, by the payment of principal and accrued interest to the date of redemption:

        If Redeemed During                            Regular
      the Twelve Month Period                       Redemption
             Beginning                                Premium

- --------------------------------------------------------------------------------

(REDEMPTION PREMIUMS ARE TO BE INSERTED IN EACH BOND IN CONFORMITY WITH SECTION
                                     2.02)

    [This bond is not redeemable prior to maturity.]

    This bond is transferable as prescribed in the Indenture by the registered holder hereof in person, or by his duly authorized attorney, at the office of the Trustee in Milwaukee, Wisconsin, or elsewhere if authorized by the Company, upon surrender and cancellation of this bond, and thereupon a new bond

                                       4
or bonds of the same series and of a like aggregate principal amount will be issued to the transferee in exchange therefor as provided in the Indenture, upon payment of taxes or other governmental charges, if any, that may be imposed in relation thereto.

    Bonds of this series are interchangeable as to denominations in the manner and upon the conditions prescribed in the Indenture.

    No charge shall be made by the Company for any exchange or transfer of bonds
of  the Series due                 ,  other than for taxes or other governmental
charges, if any, that may be imposed in relation thereto.

    No recourse shall be had for the payment of principal of or interest on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of the Indenture, against any incorporator, or any past, present, or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute, or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

    This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of Firstar Trust Company, as Trustee under the Indenture, or its successor thereunder.

    IN WITNESS WHEREOF, NORTHERN STATES POWER COMPANY has caused this bond to be signed in its name by its President or a Vice President or with the facsimile signature of its President, and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or an Assistant Secretary or with the facsimile signature of its Secretary.

                     Dated:                          NORTHERN STATES POWER COMPANY
        Attest:                                         By
                                                                              President
                       Secretary

                            (Form of Trustee's Certificate)

    This bond is one of the bonds of the Series designated therein, described in the within-mentioned Indenture.
                                          Firstar Trust Company, as Trustee.
                                          By ___________________________________
                                                          Authorized Officer

and

    WHEREAS, the Company is desirous of assigning, conveying, mortgaging, pledging, transferring, setting over and confirming to the Trustee and to its respective successors in trust, additional property acquired by it subsequent to the date of the preparation of the Supplemental Trust Indenture dated October 1, 1993; and

    WHEREAS, the Indenture provides in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the terms of any new series of bonds and of assigning, conveying, mortgaging, pledging, transferring, setting over, and confirming to the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Indenture; and

    WHEREAS, the execution and delivery of this Supplemental Trust Indenture have been duly authorized by a resolution adopted by the Executive Committee of the Board of Directors of the Company; and

    WHEREAS, the Trustee has duly determined to execute this Supplemental Trust Indenture and to be bound, insofar as it may lawfully do so, by the provisions hereof;

    NOW, THEREFORE, THIS INDENTURE WITNESSETH:

    Northern States Power Company, in consideration of the premises and of one dollar ($1) to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with Firstar Trust Company, as Trustee, and its successors in the trust under the Indenture for the benefit of the registered holders of the bonds, or any of them, issued or to be issued, thereunder, as follows:

                                   ARTICLE I.
                 SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY TO
                           THE LIEN OF THE INDENTURE

    SECTION 1.01. The Company in order to better secure the payment, both of the principal and interest, of all bonds of the Company at any time outstanding under the Indenture according to their tenor and effect and the performance of and compliance with the covenants and conditions in the Indenture contained, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over, and confirm unto Firstar Trust Company, as Trustee, and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all of the property described and mentioned or enumerated in a schedule hereto annexed and marked Schedule A, reference to said schedule being hereby made with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments, and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, product, and profits thereof;

    Also, in order to subject the personal property and chattels of the Company to the Lien of the Indenture in conformity with the provisions of the Uniform Commercial Code, all fossil, nuclear, hydro, and other electric generating plants, including buildings and other structures, turbines, generators, boilers, reactors, nuclear fuel, other boiler plant equipment, condensing equipment, and all other generating equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating mains and equipment; gas transmission and distribution systems, including structures, storage facilities, mains, compressor stations, purifier stations, pressure holders, governors, services and meters; office, shop, and other general buildings and structures, furniture and equipment, apparatus and equipment of all other kinds and descriptions; all municipal and other franchises, all leaseholds, licenses, permits, privileges and patent rights, parts or parcels of such real property; all as now owned or hereafter acquired by the Company pursuant to the provisions of the Indenture; and

    All the estate, right, title and interest and claim whatsoever, at law as well as in equity, that the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof;

    Excluding, however, (1) all shares of stock, bonds, notes, evidences of indebtedness and other securities other than such as may be or are required to be deposited from time to time with the Trustee in accordance with the provisions of the Indenture; (2) cash on hand and in banks other than such as may be or is required to be deposited from time to time with the Trustee in accordance with the

                                       6
provisions of the Indenture; (3) contracts, claims, bills and accounts receivable and choses in action other than such as may be or are required to be assigned to the Trustee in accordance with the provisions of the Indenture; (4) motor vehicles; (5) any stock of goods, wares and merchandise, equipment, and supplies acquired for the purpose of sale or lease in the usual course of business or for the purpose of consumption in the operation, construction or repair of any of the properties of the Company; and (6) the properties described in Schedule B annexed to the 1947 Indenture;

    To have and to hold all said property, real, personal and mixed, mortgaged, pledged or conveyed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever, subject, however, to Permitted Encumbrances and to the further reservations, covenants, conditions, uses and trusts set forth in the Indenture; in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.

                                  ARTICLE II.
          FORM AND EXECUTION OF BONDS OF SERIES DUE

    SECTION  2.01. There is hereby created,  for issuance under the Indenture, a
series of bonds designated Series due                , each of which shall  bear
the  descriptive title "First Mortgage Bond, Series due                " and the
form thereof shall contain suitable provisions with respect to the matters specified in this Section. The bonds of said series shall be substantially of the tenor and purport hereinbefore recited. The bonds of said series shall
mature                 , and shall be issued as registered bonds without coupons
in denominations of a multiple  of $1,000. The bonds  of said series shall  bear
interest  at the  rate of    %  per annum  payable semi-annually  on         and
         of each year, and the principal shall be payable at the office of the Trustee at Milwaukee, Wisconsin, in lawful money of the United States of America, and the interest shall be payable in like money to the person entitled to such interest at said office of the Trustee at Milwaukee, Wisconsin, provided that at the option of the Company payment of interest may be made by wire transfer to the person entitled thereto if such person has provided proper wire transfer instructions or by check mailed to the address of such person as such address shall appear in the bond register maintained by the Trustee. Bonds of
the Series due               , shall be dated their date of authentication.

    As  long as there is  no existing default in the  payment of interest on the
bonds of the Series due               , the person in whose name any bond of the
Series due               , is registered at the close of business on any Regular
Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding any
transfer or exchange of such bond of the Series due                ,  subsequent
to the Regular Record Date and on or prior to such interest payment date. Defaulted Interest shall be paid by the Company as provided in Section 2.03 of the Indenture.

    The  term "Regular Record Date" as used  herein with respect to any interest
payment date (      or          ) shall mean the         prior to such        or
          prior to such          unless such         or           shall not be a
Business Day, in which event "Regular Record Date" shall mean the next preceding Business Day. The term "Business Day" as used herein shall mean any day other than a Saturday or a Sunday or a day on which the office of the Trustee in the City of Milwaukee, Wisconsin, is closed pursuant to authorization of law.

    SECTION  2.02. [The bonds  of the Series  due                     , shall be
redeemable, other than for the Sinking Fund for bonds of that series provided for in Article III hereof, at the option of the Company as a whole or in part on any date upon not less than 30 days' previous notice to be given in the manner and with the effect provided in Section 10.02 of the Indenture at the principal amount thereof, with accrued interest thereon to the date of redemption and at the applicable premium on the principal amount specified in the tabulation below under the heading "Regular Redemption Premium," provided that no bond of the
Series  due                ,  shall be redeemed (other than through said Sinking
Fund) prior to                and the  bonds of the Series due                 ,
shall  be  subject  to  call for  redemption  at  par for  the  Sinking  Fund on of each year

                                       7
beginning         , upon not less than 30  days' previous notice to be given  in the  manner and with  the effect provided  in Article III  hereof and in Section
10.02 of the Indenture and in Article III hereof) at the principal amount thereof and accrued interest thereon to the date of redemption.

  IF REDEEMED                       IF REDEEMED
  DURING THE                        DURING THE
 TWELVE MONTH        REGULAR       TWELVE MONTH        REGULAR
    PERIOD         REDEMPTION         PERIOD         REDEMPTION
   BEGINNING         PREMIUM         BEGINNING         PREMIUM
- ---------------  ---------------  ---------------  ---------------


    The  redemption prices of the bonds of the  Series due                     ,
need not be specified in any temporary bond of said series if an appropriate reference be made in said temporary bond to the provision of this Section.] [The
bonds  of the Series  due                    , shall not  be redeemable prior to
maturity and are not subject to any sinking fund.]

    SECTION 2.03. The registered owner of any bond or bonds of the Series due , at his option may surrender the same at the office of the
Trustee in Milwaukee, Wisconsin, or elsewhere if authorized by the Company, for cancellation, in exchange for other bonds of the said series of the same aggregate principal amount, bearing interest as provided in Section 2.01 hereof thereupon, and upon receipt of any payment required under the provisions of
Section 2.04 hereof, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered bonds to such registered holder at its office or at any other place specified as aforesaid.

    SECTION 2.04. No charge  shall be made  by the Company  for any exchange  or
transfer  of bonds of the Series  due                  , other than for taxes or
other governmental charges, if any, that may be imposed in relation thereto.

    SECTION 2.05. (a) Except as provided  in subsections (c) and (g) below,  the
registered  holder of all of the bonds of the Series due                shall be
The  Depository  Trust  Company  ("DTC")  and  the  bonds  of  the  Series   due
              shall be registered in the name of Cede & Co., as nominee for DTC. Payment of principal of [premium, if any,] and interest on any bonds of the
Series due                registered in the name of Cede & Co. shall be made  by
transfer  of New  York Federal  or equivalent  immediately available  funds with
respect to the bonds of the Series due                 to the account of Cede  &
Co.  on each such payment date for the bonds of the Series due                at
the address indicated for Cede & Co. in the Bond Register kept by the Trustee.

    (b) The bonds of the Series due                shall be initially issued  in
the  form of a separate single authenticated fully registered certificate in the
principal amount of the bonds of the  Series due                 . Upon  initial
issuance,  the ownership of such bonds of the Series due                shall be
registered in the Bond Register kept by the Trustee in the name of Cede & Co., as nominee of DTC. The Trustee and the Company may treat DTC (or its nominee) as the sole and exclusive registered holder of the bonds of the Series due registered in  its  name  for  the  purposes  of  payment  of  the
principal  of and interest on the bonds of the  Series due                and of
giving any notice permitted or required to be given to registered holders under the Indenture, except as provided in Section 2.05(g) below; and neither the Trustee nor the Company shall be affected by any notice to the contrary. Neither the Trustee nor the Company shall have any responsibility or obligation to any of DTC's participants (each a "Participant"), any person claiming a beneficial
ownership in the bonds of the Series due                under or through DTC  or
any Participant (each a "Beneficial Owner"), or any other person that is not shown on the Bond Register maintained by the Trustee as being a registered holder, with respect to the accuracy of any records maintained by DTC or any Participant; the payment of DTC or any Participant of any amount in respect of the principal of, [premium, if any,] or interest on the bonds of the Series due
              ; any  notice  that  is  permitted or  required  to  be  given  to
registered   holders  under   the  Indenture   of  bonds   of  the   Series  due
              ; or any consent given or other action taken by DTC as bondholder. The Trustee shall pay all principal of, [premium, if any,] and interest on the bonds of the Series due

                                       8
              registered in the name of Cede & Co. only to or "upon the order of" DTC (as that term is used in the Uniform Commercial Code as adopted in New York and Wisconsin), and all such payments shall be valid and effective to fully satisfy and discharge the Company's obligations with respect to the principal of, [premium, if any,] and interest on such bonds of the Series due to the extent of the sum or sums so paid. Except as otherwise provided in Sections 2.05(c) and (g) below, no person other than DTC shall receive authenticated bond certificates evidencing the obligation of the Company to make payments of principal of, [premium, if any,] and interest on the bonds
of the Series due               . Upon delivery by DTC to the Trustee of written
notice to the effect that DTC has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions of the Indenture with respect to transfers of bonds, the word "Cede & Co." in this Supplemental Trust Indenture shall refer to such new nominee of DTC.

    (c) If the Company in its discretion determines that it is in the best interest of the Beneficial Owners that they be able to obtain bond certificates, the Company may notify DTC and the Trustee, whereupon DTC will notify the Participants of the availability through DTC of bond certificates. In such event, the Trustee shall issue, transfer and exchange bond certificates as requested by DTC in appropriate amounts pursuant to Article II of the Indenture and Section 2.03 of this Supplemental Trust Indenture. The Company shall pay all costs in connection with the production of bond certificates if the Company makes such a determination under this Section 2.05(c). DTC may determine to discontinue providing its services with respect to the bonds of the Series due at any time by giving written notice to the Company and the Trustee and discharging its responsibilities with respect thereto under applicable law. Under such circumstances (if there is no successor book-entry depository), the Company and the Trustee shall be obligated (at the sole cost and expense of the Company) to deliver bond certificates as described in this Supplemental Trust Indenture. If bond certificates are issued, the provisions of the Indenture shall apply to, among other things, the transfer and exchange of such certificates and the method of payment and principal of, [premium, if any,] and interest on such certificates. Whenever DTC requests the Company and the Trustee to do so, the Company will direct the Trustee (at the sole cost and expense of the Company) to cooperate with DTC in taking appropriate action after reasonable notice (1) to make available one or more separate certificates
evidencing  the bonds of the Series due                to any Participant or (2)
to arrange for another book-entry depository to maintain custody of certificates
evidencing the bonds of the Series due               registered in the name Cede
& Co. Any successor book-entry depository must be a clearing agency registered with the Securities and Exchange Commission pursuant to Section 17A of the Securities Exchange Act of 1934 and must enter into an agreement with the Company and the Trustee agreeing to act as the depository and clearing agency
for the bonds of the Series due                  (except as provided in  Section
2.05(g) below). After such agreement has become effective, DTC shall present the
bonds of the Series due               for registration of transfer in accordance
with Section 2.11 of the Indenture, and the Trustee shall register them in the name of the successor book-entry depository or its nominee. If a successor book-entry depository has not accepted such position before the effective date of DTC's termination of its services, the book-entry system shall automatically terminate and may not be reinstated without the consent of all registered
holders of the bonds of the Series due               .

    (d) Notwithstanding any other provision of this Supplemental Trust Indenture
to the contrary, so  long as any bonds  of the Series due                    are
registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal of, [premium, if any,] and interest on such bonds of
the  Series due                and all notices with respect to such bonds of the
Series due                   shall be  made and given,  respectively, to DTC  as
provided  in the representation letter  dated as of the  date of delivery of the
bonds of the Series due                 among DTC, the Company and the  Trustee.
The Trustee is hereby authorized and directed to comply with all terms of the representation letter.

    (e) In connection with any notice  or other communication to be provided  to
pursuant  to the Indenture for the bonds of the Series due                by the
Company or the Trustee with respect to any consent or other action to be taken by the registered holders of the bonds of the Series due

                                       9
              , the Company or the Trustee, as the case may be, shall seek to establish a record date to the extent permitted by the Indenture for such consent or other action and give DTC notice of such record date not less than fifteen (15) calendar days in advance of such record date to the extent possible. Such notice to DTC shall be given only when DTC is the sole registered holder.

    (f) NEITHER THE COMPANY NOR THE TRUSTEE WILL HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO THE PARTICIPANTS OR THE BENEFICIAL OWNERS WITH RESPECT TO (1) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY PARTICIPANT; (2) THE PAYMENT BY DTC OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF, [PREMIUM, IF ANY,] OR INTEREST ON THE BONDS OF THE SERIES DUE
                 ; (3) THE DELIVERY BY DTC OR ANY PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE TO BE GIVEN TO REGISTERED HOLDERS; OR (4) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC AS A REGISTERED HOLDER.

    SO LONG AS CEDE &  CO. IS THE REGISTERED HOLDER  OF THE BONDS OF THE  SERIES
DUE                    AS  NOMINEE OF DTC, REFERENCES HEREIN TO THE BONDS OF THE
SERIES DUE                  OR REGISTERED HOLDERS OF THE BONDS OF THE SERIES DUE
                 SHALL MEAN CEDE & CO. AND SHALL NOT MEAN THE BENEFICIAL  OWNERS
OF THE BONDS OF THE SERIES DUE                  NOR DTC PARTICIPANTS.

    (g)  The Company, in its sole discretion,  may terminate the services of DTC
with respect to the  bonds of the  Series due                    if the  Company
determines  that:  (i)  DTC is  unable  to discharge  its  responsibilities with
respect to the bonds of the Series due               ; or (ii) a continuation of
the  requirement  that  all  of  the   outstanding  bonds  of  the  Series   due
              be registered with the registration books kept by the Trustee in the name of Cede & Co., as nominee of DTC, is not in the best interest of the
Beneficial  Owners of the bonds of  the Series due                  . After such
event and if no substitute book-entry depository is appointed by the Company, bond certificates will be delivered as described in the Indenture.

    (h) Upon the termination of the services of DTC with respect to the bonds of
the  Series due               pursuant to subsections (c) or (g) of this Section
2.05 after which no substitute book-entry depository is appointed, the bonds  of
the  Series due                   shall be registered in  whatever name or names
registered  holders  transferring  or  exchanging   bonds  of  the  Series   due
              shall   designate  in  accordance  with   the  provisions  of  the
Indenture.

                                  ARTICLE III.
                                  SINKING FUND

    SECTION 3.01 (a)  The Company covenants  that it  will on the  first day  of
       of each year commencing          ,     , and continuing so long as any of
the  bonds of the Series due               , are outstanding, pay or cause to be
paid to the Trustee, for and as a fund for the use and benefit of the holders of
bonds of the Series due                  , a sum  in lawful money of the  United
States  of America equal  to the amount required  to redeem on  the first day of next following the date of such payment, in accordance with Section 3.02, 1% of the highest aggregate principal amount of bonds of that series at any time outstanding. Such fund shall be the Sinking Fund for bonds of the Series due
              . [The Company covenants that it will meet its obligations under the immediately preceding sentence for the year solely and entirely through the application of an Amount of Established Permanent Addition in the manner hereinafter set forth in subdivision (c) of this Section 3.01.]

    (b) The delivery by the Company to the Trustee of bonds of the Series due , shall, for the purposes of satisfying the Sinking Fund for bonds of that series, be deemed equivalent under this Section to the payment of cash equal to the amount required to effect the redemption of the bonds so delivered
on  the first day of           next following such delivery. If any bonds of the
Series due

                                       10
              , have been redeemed or retired and no bonds have theretofore been issued, cash withdrawn, or credit taken under any of the provisions of the Indenture on account of the redemption or retirement of such bonds, the Company may deduct from any payment for the Sinking Fund for bonds of the Series due
              , an amount equivalent to the amount required to effect the redemption of a like amount of bonds of that series for the Sinking Fund for
bonds  of the Series  due                   , on the  first day of          next
following, provided that the Company thereafter shall not issue any bonds, withdraw any cash, or take any credit under any of the provisions of the Indenture on account of the redemption or retirement of such bonds and such bonds shall be cancelled. For the purpose of this subdivision (b), credit shall be deemed to have been taken for any bonds redeemed or retired if used, as a reduction of the amount of cash required to be deposited with the Trustee under any provision of the Indenture or out of funds pledged with the Trustee under any provision of the Indenture, other than funds deposited with the Trustee for the payment of bonds upon maturity or upon redemption at the option of the Company.

    (c) The delivery by the Company to the Trustee of a written application of the Company signed by its President or a Vice President, to apply an Amount of Established Permanent Additions established as provided in Sections 5.05 and
5.06 of the Indenture (which has not been applied previously to any other purpose specified in the Indenture) to the Sinking Fund provided for in this
Article III, for purposes of said Sinking Fund shall be deemed equivalent under this Section to the payment of cash equal to the amount required to effect the
redemption on the first day of          next following of a principal amount  of
Bonds of this Series equal to 66 2/3% of the Amount of Established Permanent Additions so applied.

    SECTION 3.02. (a) As soon as may be, after each payment to the Sinking  Fund
provided  for bonds of the Series due                  , is so made, the Trustee
shall apply the  moneys in such  Sinking Fund to  the purchase of  bonds of  the
Series  due                 , in the open  market, at the lowest price or prices
obtainable, but not to exceed the price at which the bonds of such series are then redeemable for the Sinking Fund as herein provided. If within 20 days after each payment to the Sinking Fund, the Trustee shall be unable to purchase bonds
of the Series due               , as aforesaid, sufficient to reduce the  amount
of  money held in the Sinking Fund to less than $10,000, the Trustee shall apply
the Sinking Fund for bonds of  the Series due                  , or the  balance
thereof  to the redemption on the first day of        next following the receipt
of such cash by the Trustee, of bonds of such series at the sinking fund redemption prices provided for in Section 2.02 of this Supplemental Trust Indenture.

    (b) The particular bonds to be redeemed for the Sinking Fund shall be selected by the Trustee by lot, in such manner as it shall deem proper in its discretion, from the distinctive numbers borne by or assigned to registered
bonds  of the Series due               , as herein provided. For each registered
bond of a denomination in excess of $1,000, the Trustee shall assign a distinctive number of each $1,000 of the principal amount thereof. Registered bonds shall be deemed to have been drawn by lot if and to the extent that the numbers borne by or assigned thereto as above provided are selected as aforesaid. The Trustee shall notify the Company in writing of the distinctive
numbers  of the bonds of the Series due                 , to be redeemed for the
Sinking Fund. The Trustee is authorized and empowered hereby to give or cause to be given on behalf of the Company the notice required by Section 2.02 hereof in order to redeem bonds for Sinking Fund purposes.

    (c) On and after the commencement of notice of redemption of bonds pursuant to this Section, the Trustee shall (subject to the provisions of Section 21.03 of the Indenture) hold the moneys necessary to redeem the bonds so to be redeemed as a separate trust fund for the account of the respective holders thereof and such moneys shall be paid to them respectively upon presentation and surrender of such bonds; and after the redemption date, such bonds shall cease to be entitled to the lien, benefits, or security of the Indenture, and as respects the Company's liability thereon such bonds and all claims for interest thereon shall be deemed to have been paid; this Section being in all respects subject to the provisions of Section 21.03 of the Indenture, except that, on and after commencement of

                                       11
notice of redemption of bonds pursuant to this Section 3.02, such bonds shall be deemed to have been redeemed from the holder or holders thereof and paid for the purpose of release and satisfaction of the Indenture.

    (d) If there shall be drawn for redemption a portion of the principal amount less than the entire amount of any registered bond, the Company shall execute and the Trustee shall authenticate and deliver without charge to the holder
thereof  registered bonds of the Series due                 , for the unredeemed
balance of such registered bond.

    SECTION 3.03. All bonds delivered to the Trustee in lieu of cash, or purchased by the Trustee, or redeemed by operation of the Sinking Fund in accordance with the provisions of this Article, shall be cancelled by the Trustee. Bonds so cancelled shall not be reissued and no additional bonds shall be authenticated and delivered in substitution therefor or on account of the retirement thereof and no credit shall be taken of cash withdrawn under the provisions of the Indenture on the basis thereof.

                                  ARTICLE IV.
                      APPOINTMENT OF AUTHENTICATING AGENT

    SECTION 4.01. The Trustee shall, if requested in writing so to do by the Company, promptly appoint an agent or agents of the Trustee who shall have
authority to authenticate registered bonds of the Series due               ,  in
the name and on behalf of the Trustee. Such appointment by the Trustee shall be evidenced by a vice-president of the Trustee delivered to the Company prior to the effectiveness of such appointment.

    SECTION 4.02. (a) Any such authenticating agent shall be acceptable to the Company and shall at all times be a corporation which is organized and doing business under the laws of the United States or of any State, is authorized under such laws to act as authenticating agent, has a combined capital and surplus between $5,000,000 and $10,000,000, and is subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 4.02 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

    (b) Any corporation into which any authenticating agent may lawfully be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which any authenticating agent shall be a party, or any corporation succeeding to the corporate agency business of any authenticating agent, shall continue to be the authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.

    (c) Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time, and upon written request of the Company to the Trustee shall, terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible in accordance with the provisions of this Section 4.02, the Trustee, unless otherwise requested in writing by the Company, promptly shall appoint a successor authenticating agent, which shall be acceptable to the Company. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties, and responsibilities of its predecessor hereunder, with like effect as if originally named. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 4.02.

    (d) The Trustee agrees to pay to any authenticating agent, appointed in accordance with the provisions of this Section 4.02, reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments.

    SECTION 4.03. If  an appointment is  made pursuant to  this Article IV,  the
registered  bonds of the Series due               , shall have endorsed thereon,
in addition to the Trustee's Certificate, an alternate Trustee's Certificate in the following form:

    This bond is one of the bonds of the Series designated therein, described in the within-mentioned Indenture.

                                          FIRSTAR TRUST COMPANY,
                                                                 as Trustee,

                                          By
                                                       Authenticating Agent,

                                          By
                                                         Authorized Officer.

    SECTION 4.04. No provision of this Article IV shall require the Trustee to have at any time more than one such authenticating agent for any one State or to appoint any such authenticating agent in the State in which the Trustee has its principal place of business.

                                   ARTICLE V.
         FINANCING STATEMENT TO COMPLY WITH THE UNIFORM COMMERCIAL CODE

    SECTION 5.01. The name and address of the debtor and secured party are set forth below:

              Debtor: Northern States Power Company
                     100 North Barstow Street
                     Eau Claire, Wisconsin 54701

              Secured Party: Firstar Trust Company, Trustee
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53201

    NOTE: Northern States Power Company, the debtor above named, is "a transmitting utility" under the Uniform Commercial Code as adopted in Michigan and Wisconsin.

    SECTION 5.02. Reference to Article I hereof is made for a description of the property of the debtor covered by this Financing Statement with the same force and effect as if incorporated in this Section at length.

    SECTION 5.03. The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Indenture, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows.

                                                                            OUTSTANDING
                          FIRST MORTGAGE BONDS                            PRINCIPAL AMOUNT
- ------------------------------------------------------------------------  ----------------
Series due April 1, 2021................................................   $   44,635,000
Series due March 1, 2023................................................   $  110,000,000
Series due October 1, 2003..............................................   $   40,000,000

    SECTION 5.04. This Financing Statement is hereby adopted for all of the First Mortgage Bonds of the series mentioned above secured by the Indenture.

    SECTION 5.05. The 1947 Indenture and the prior Supplemental Trust Indentures, and the Restated Indenture, as set forth below, have been filed or recorded in each and every office in the States of Michigan and Wisconsin designated by law for the filing or recording thereof in respect of all property of the Company subject thereto:

Original Indenture
  Dated April 1, 1947
Supplemental Trust Indenture
  Dated March 1, 1949
Supplemental Trust Indenture
  Dated June 1, 1957
Supplemental Trust Indenture
  Dated August 1, 1964
Supplemental Trust Indenture
  Dated December 1, 1969
Supplemental Trust Indenture
  Dated September 1, 1973

Supplemental Trust Indenture
  Dated February 1, 1982
Supplemental Trust Indenture
  Dated March 1, 1982
Supplemental Trust Indenture
  Dated June 1, 1986
Supplemental Trust Indenture
  Dated March 1, 1988
Supplemental and Restated Trust Indenture
  Dated March 1, 1991
Supplemental Trust Indenture
  Dated April 1, 1991
Supplemental Trust Indenture
  Dated March 1, 1993
Supplemental Trust Indenture
  Dated October 1, 1993

    SECTION 5.06. The property covered by this Financing Statement also shall secure additional series of First Mortgage Bonds of the debtor that may be issued from time to time in the future in accordance with the provisions of the Indenture.

                                  ARTICLE VI.
                                 MISCELLANEOUS

    SECTION 6.01. The recitals of fact herein, except the recital that the Trustee has duly determined to execute this Supplemental Trust Indenture and be bound, insofar as it may lawfully so do, by the provisions hereof and in the bonds shall be taken as statements of the Company and shall not be construed as made by the Trustee. The Trustee makes no representations as to the value of any of the property subjected to the Lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Trust Indenture or of the bonds issued under the Indenture by virtue hereof (except the Trustee's certificate), and the Trustee shall incur no responsibility in respect of such matters.

    SECTION 6.02. This Supplemental Trust Indenture shall be construed in connection with and as a part of the Indenture.

    SECTION 6.03. (a) If any provision of this Supplemental Trust Indenture limits, qualifies, or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939 (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provisions shall control.

    (b) In case any one or more of the provisions contained in this Supplemental Trust Indenture or in the bonds issued hereunder should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced, or disturbed thereby.

    SECTION 6.04. Wherever in this Supplemental Trust Indenture the word "Indenture" is used without the prefix "1947", "Original", "Restated" or "Supplemental" such word was used intentionally to include in its meaning the 1947 Indenture, as amended and restated by the Restated Indenture, and all indentures supplemental thereto.

    SECTION 6.05. Wherever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

    SECTION 6.06. (a) This Supplemental Trust Indenture may be simultaneously executed in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

    (b) The Table of Contents and the descriptive headings of the several Articles of this Supplemental Trust Indenture were formulated, used and inserted in this Supplemental Trust Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
                            ------------------------

    The  amount of  obligations to  be issued  forthwith under  the Indenture is
$          .
                            ------------------------

    IN WITNESS WHEREOF, NORTHERN STATES POWER COMPANY, a Wisconsin corporation, party of the first part, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust Indenture to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf, and FIRSTAR TRUST COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Wisconsin, as Trustee, party of the second part, to evidence its acceptance of the trust hereby created, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust Indenture to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf,
all done this     day of          A.D.     .

                                           NORTHERN STATES POWER COMPANY.

                                                     By               ,

(CORPORATE SEAL)

Attest:

              ,
Executed by Northern States
Power Company in presence of:

                   ,

                   , WITNESSES.

                                                     FIRSTAR TRUST COMPANY,

                                                     By                    ,

(CORPORATE SEAL)

Attest:

                   , ASSISTANT SECRETARY
Executed by Firstar
Trust Company in presence of:

                   ,

                   , WITNESSES.

STATE OF WISCONSIN       ss.:
EAU CLAIRE COUNTY

    On  this the     day of                , before me,                    , the
undersigned officer,  personally  appeared                                   and
                   , who acknowledged themselves to be the
                        and            , respectively,  of Northern States Power
Company, a Wisconsin corporation, and that they, as such
                        and          , respectively, being authorized so to  do,
executed the foregoing instrument for the purposes therein contained, by signing
the  name of the corporation  by themselves as                               and
        , respectively.

    In Witness Whereof, I hereunto set my hand and official seal.

NOTARY PUBLIC IN AND FOR EAU CLAIRE COUNTY
STATE OF WISCONSIN
MY COMMISSION EXPIRES             .

                                                                 (NOTARIAL SEAL)

STATE OF WISCONSIN       ss.:
MILWAUKEE COUNTY

    On this the     day of                , before me,                    ,  the
undersigned  officer,  personally  appeared                                  and
                   , who acknowledged themselves  to be the                  and
                 ,  respectively, of  Firstar Trust Company,  a corporation, and
that they, as such                and                     , respectively,  being
authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as
and                  , respectively.

    In Witness Whereof, I hereunto set my hand and official seal.

NOTARY PUBLIC IN AND FOR MILWAUKEE COUNTY
STATE OF WISCONSIN
PERMANENT COMMISSION EXPIRES

                                                                 (NOTARIAL SEAL)

                                   SCHEDULE A

    The property referred to in the granting clause in the foregoing Supplemental Trust Indenture from Northern States Power Company to Firstar Trust
Company, as Trustee, dated                  , includes parts or parcels of  real
property and other property hereinafter more specifically described. Such description, however, is not intended to limit or impair the scope or intention of the general description contained in the granting clauses or elsewhere herein or in the Indenture.

                                       I.
                      PROPERTIES IN THE STATE OF WISCONSIN

                          MORTGAGOR'S RECEIPT FOR COPY

    The undersigned, Northern States Power Company, a Wisconsin corporation, the Mortgagor described in the foregoing instrument, hereby acknowledges that it has this day received from Firstar Trust Company, the Mortgage described therein, a full, true, complete, and correct copy of said instrument with signatures, witnesses and acknowledgments thereon shown.

    Dated this    day of        , A.D.     .

                                    NORTHERN STATES POWER COMPANY
                                    By               ,

                                                                (CORPORATE SEAL)

Attest:
                   ,

                                 --------------

    This instrument was drafted by Northern States Power Company, 100 North Barstow Street, Eau Claire, Wisconsin 54701.